UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

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Mullen Automotive Files Preliminary Proxy Statement
BREA, Calif., Oct. 19, 2023 — via IBN — Mullen Automotive Inc. (Nasdaq: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, announces today the Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding a special stockholders’ meeting to be held on Dec. 15, 2023, (the “Special Meeting”) to authorize Mullen’s Board of Directors to effect a reverse stock split of the Company’s common stock at an exchange ratio between 1-for-2 to 1-for-100 (the “Reverse Stock Split”). Mullen expects that the primary focus of the Board in determining whether or not to effectuate the Reverse Stock Split will be the ability to obtain and maintain a continued price of at least $1.00 per share of its common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split. The Reverse Stock Split will only be implemented if necessary to regain compliance with Nasdaq Listing Rule 5550(a)(2), which sets forth a minimum bid price of $1.00.
The Board will determine the final split ratio after stockholder approval and would retain the authority to abandon the Reverse Stock Split at any time or to delay or postpone it.
The Reverse Stock Split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares.
Completion of the proposed Reverse Stock Split is subject to market and other customary conditions, including obtaining stockholder approval. However, there are no assurances that the Reverse Stock Split will be completed, that it will result in an increased per share price or achieve its other intended effects. The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines that implementing it is no longer in the best interests of the Company and its stockholders.
About Mullen
Mullen Automotive (Nasdaq: MULN) is a Southern California-based automotive company building the next generation of electric vehicles (“EVs”) that will be manufactured in its two United States-based assembly plants. Mullen’s EV development portfolio includes the Mullen FIVE EV Crossover, Mullen-GO Commercial Urban Delivery EV, Mullen Commercial Class 1-3 EVs, and Bollinger Motors, which features both the B1 and B2 electric SUV trucks and Class 4-6 commercial offerings. On Sept. 7, 2022, Bollinger Motors became a majority-owned EV truck company of Mullen Automotive, and on Dec. 1, 2022, Mullen closed on the acquisition of all of Electric Last Mile Solutions’ (“ELMS”) assets, including all IP and a 650,000-square-foot plant in Mishawaka, Indiana.
To learn more about the Company, visit www.MullenUSA.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements, including without limitation the Company’s plans to regain compliance with the Nasdaq minimum bid price rule and the Company’s plans to implement the Reverse Stock Split. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and are difficult to predict. Examples of such risks and uncertainties include but are not limited to: (i) Mullen’s ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Mullen’s ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (iii) Mullen’s ability to successfully expand in existing markets and enter new markets; (iv) Mullen’s ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Mullen’s business; (viii) changes in government licensing and regulation that may adversely affect Mullen’s business; (ix) the risk that changes in consumer behavior could adversely affect Mullen’s business; (x) Mullen’s ability to protect its intellectual property; and (xi) Mullen’s ability to maintain compliance with continued listing requirements of the NASDAQ Capital Market; and (xii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Mullen with the Securities and Exchange Commission. Mullen anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen’s plans and expectations as of any subsequent date.
Additional Information and Where to Find It
Mullen has filed with the SEC a preliminary proxy statement on Schedule 14A with respect to its solicitation of proxies for Mullen’s Special Meeting of Stockholders. The proxy statement is in preliminary form and Mullen intends to file and mail a definitive proxy statement to stockholders of Mullen. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY MULLEN AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Mullen free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Mullen are also available free of charge by accessing Mullen’s website at www.mullenusa.com.
Participants
Mullen, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Mullen. Information about Mullen’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Mullen’s preliminary proxy statement for the Special Meeting, which was filed with the SEC on Oct. 19, 2023, and will be included in Mullen’s definitive proxy statement, once available. To the extent holdings by our directors and executive officers of Mullen securities reported in the proxy statement for the Special Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.
Contact:
Mullen Automotive Inc.
+1 (714) 613-1900
www.MullenUSA.com
Corporate Communications:
InvestorBrandNetwork (IBN)
Los Angeles, California
www.InvestorBrandNetwork.com
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Editor@InvestorBrandNetwork.com